UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 23, 2004


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



      North Carolina                    1-11986                  56-1815473
----------------------------      --------------------     --------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
     Incorporation)                                            Identification
                                                                   Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
                                 (336) 292-3010
                ------------------------------------------------
              (Registrants' telephone number, including area code)
                                       N/A
                      -------------------------------------
          (former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On August 23, 2004, the Company issued a press release announcing that its Board of Directors has approved an expansion of its Board from five to six members and has elected Allan L. Schuman to become a member of the Company's Board of Directors effective August 17, 2004. This press release, which includes information about Mr. Schuman's business history, is attached to this current report as exhibit 99.1.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 2004

                      TANGER FACTORY OUTLET CENTERS, INC.

                      By:      /s/ Frank C. Marchisello, Jr.
                               -----------------------------
                               Frank C. Marchisello, Jr.
                               Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.

99.1 Press release announcing expansion of the Company's Board of Directors and the appointment of Allan L. Schuman as a member of the Company's Board of Directors.